SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: August 7, 1998
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(Date of earliest event reported)


                       Nomura Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                 333-22133                  13-3672336
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(State or Other             (Commission              (I.R.S. Employer
Jurisdiction of             File Number             Identification No.)
 Incorporation



     Two World Financial Center, Building B, 21st Floor, New York, NY 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 5. Other Events.

     Attached as Exhibit 99.1 to this Current Report is a Certificate of Amendment of the Certificate of Incorporation of the Registrant as filed with the Secretary of State of the State of Delaware on August 7, 1997, providing for a change of the name of the Registrant to "Capco America Securitization Corporation."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1 Certificate of Amendment of Certificate of Incorporation.



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   NOMURA ASSET SECURITIES CORPORATION


                                   By: /s/ Marlyn A. Marincas
                                       ----------------------
                                       Name:  Marlyn A. Marincas
                                       Title: Director

Date: August 13, 1998